                             Yield Table - Bond 1-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    20,000,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     101.171875                        3.96               1.79
------------------------  ------------------------------------------------------
   Average Life                              1.924048
     First Pay                               07/25/04
     Last Pay                                05/25/07
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 1-A2

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A2
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    313,515,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     101.281250                       3.90                1.79
------------------------  ------------------------------------------------------
   Average Life                              1.924048
     First Pay                               07/25/04
     Last Pay                                05/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 2

                             Yield Table - Bond 1-A3

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A3
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    10,985,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.905900                       4.11                1.79
------------------------  ------------------------------------------------------
   Average Life                              1.924048
     First Pay                               07/25/04
     Last Pay                                05/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.873                         Type:   Fixed
    Orig Bal:    266,470,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.156250                       4.71                2.28
------------------------  ------------------------------------------------------
   Average Life                              2.535942
     First Pay                               07/25/04
     Last Pay                                05/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A2

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A2
--------------------------------------------------------------------------------
Fixed Coupon:    4.873                         Type:   Fixed
    Orig Bal:    2,665,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.156250                       4.71                2.28
------------------------  ------------------------------------------------------
   Average Life                              2.535942
     First Pay                               07/25/04
     Last Pay                                05/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
--------------------------------------------------------------------------------
Fixed Coupon:    5.000                         Type:   Fixed
    Orig Bal:    484,060,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.562500                       4.66                2.28
------------------------  ------------------------------------------------------
   Average Life                              2.537531
     First Pay                               07/25/04
     Last Pay                                05/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
--------------------------------------------------------------------------------
Fixed Coupon:    5.000                         Type:   Fixed
    Orig Bal:    484,060,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.687500                       4.61                2.28
------------------------  ------------------------------------------------------
   Average Life                              2.537531
     First Pay                               07/25/04
     Last Pay                                05/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
--------------------------------------------------------------------------------
Fixed Coupon:    5.000                         Type:   Fixed
    Orig Bal:    484,060,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.284700                       4.78                2.27
------------------------  ------------------------------------------------------
   Average Life                              2.537531
     First Pay                               07/25/04
     Last Pay                                05/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-AX

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-AX
--------------------------------------------------------------------------------
Fixed Coupon:    5.000                         Type:   IO

    Orig Not:    0
      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
       8.250000                       24.17               1.32
------------------------  ------------------------------------------------------
   Average Life                              2.510127
     First Pay                               07/25/04
     Last Pay                                03/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 4-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.840                         Type:   Fixed
    Orig Bal:    93,393,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      99.921875                       4.78                2.24
------------------------  ------------------------------------------------------
   Average Life                              2.498235
     First Pay                               07/25/04
     Last Pay                                04/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 4-AX

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 4-AX
--------------------------------------------------------------------------------
Fixed Coupon:    4.840                         Type:   IO

    Orig Not:    0
      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
       8.470000                       19.47                1.39
------------------------  ------------------------------------------------------
   Average Life                              2.480272
     First Pay                               07/25/04
     Last Pay                                03/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A1

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    105,680,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.683100                       2.74                0.49
------------------------  ------------------------------------------------------
   Average Life                              0.499998
     First Pay                               07/25/04
     Last Pay                                06/25/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A2

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A2
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    88,072,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      98.906250                       5.34                1.41
------------------------  ------------------------------------------------------
   Average Life                              1.499996
     First Pay                               06/25/05
     Last Pay                                07/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A3

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A3
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    124,526,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      98.981500                       5.05                2.74
------------------------  ------------------------------------------------------
   Average Life                              3.018506
     First Pay                               07/25/06
     Last Pay                                09/25/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A4

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A4
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    39,523,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      94.015625                       6.19                4.14
------------------------  ------------------------------------------------------
   Average Life                              4.788286
     First Pay                               09/25/08
     Last Pay                                11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond 5-A4B

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A4B
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    1,862,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      95.783700                       5.75                4.15
------------------------  ------------------------------------------------------
   Average Life                              4.788286
     First Pay                               09/25/08
     Last Pay                                11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A5

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A5
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    38,497,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      95.328125                       5.66                5.13
------------------------  ------------------------------------------------------
   Average Life                              6.097326
     First Pay                               11/25/09
     Last Pay                                05/25/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------


-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond 5-A5B

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A5B
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    2,240,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      92.518200                       6.24                5.10
------------------------  ------------------------------------------------------
   Average Life                              6.097326
     First Pay                               11/25/09
     Last Pay                                05/25/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A6

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A6
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    91,400,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      95.328125                       5.57                5.71
------------------------  ------------------------------------------------------
   Average Life                              6.902778
     First Pay                               05/25/11
     Last Pay                                05/25/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond 5-A6B

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A6B
--------------------------------------------------------------------------------
Fixed Coupon:    4.743                         Type:   Fixed
    Orig Bal:    5,320,000

      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      94.749100                       5.67                5.70
------------------------  ------------------------------------------------------
   Average Life                              6.902778
     First Pay                               05/25/11
     Last Pay                                05/25/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond B1-X

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B1-X
--------------------------------------------------------------------------------
Fixed Coupon:    3.886                         Type:   IO

    Orig Not:    0
      Factor:    1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    0                            Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      12.000000                       10.31               2.86
------------------------  ------------------------------------------------------
   Average Life                              6.414955
     First Pay                               07/25/04
     Last Pay                                06/25/34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond B2-X

                     SARM 2004-8 HYBRID ARMS - CROSSED SUBS
                              Settle as of 06/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B2-X
--------------------------------------------------------------------------------
Fixed Coupon:    3.436                         Type:   IO

    Orig Bal:    0
       Factor:   1.0000000
 Factor Date:    06/25/04                  Next Pmt:   07/25/04
       Delay:    0                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 CPR, Grp 1,2,3,4: 25
                                         CPR, Grp 5: 20 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      10.000000                       10.26               2.81
------------------------  ------------------------------------------------------
   Average Life                              6.414955
     First Pay                               07/25/04
     Last Pay                                06/25/34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3YR     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050  3.2740  4.2520  5.0310
 Coupon                   1.8750   2.6250  3.3750  4.2500  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
--------------------------------------------------------------------------------
 Yield   1.1410  1.1600  1.1700  1.2260  1.4620  2.2370  2.8480  3.3140  3.6860
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Lib BM      7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------
 Yield    4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460
------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.